Addendum to Distribution Plan of Spirit of America Investment Fund, Inc.-Class A

(Real Estate Income and Growth Fund-Class A)

The Distribution Plan of Spirit of America Investment Fund, Inc.-Class A, dated January 26, 1998 is hereby updated and amended to reflect that as of December 31, 2008, David Lerner Associates, Inc. (“DLA”) has replaced SSH Securities, Inc. as the Fund Distributor. All references to the distributor from December 31, 2008 forward shall be deemed to refer and relate to DLA.

DAVID LERNER ASSOCIATES, INC.

By:	/s/ David Lerner
David Lerner, President

Date:	7/25/11

Addendum to Distribution Plan of Spirit of America Investment Fund, Inc.-Class B

(Real Estate Income and Growth Fund-Class B)

The Distribution Plan of Spirit of America Investment Fund, Inc.-Class B, dated January 26, 1998 is hereby updated and amended to reflect that as of December 31, 2008, David Lerner Associates, Inc. (“DLA”) has replaced SSH Securities, Inc. as the Fund Distributor. All references to the distributor from December 31, 2008 forward shall be deemed to refer and relate to DLA.

DAVID LERNER ASSOCIATES, INC.

By:	/s/ David Lerner
David Lerner, President

Date:	7/25/11

Addendum to Distribution Plan of Spirit of America Value Fund

(Large Cap Value Fund)

The Distribution Plan of Spirit of America Value Fund, dated June 12, 2002, is hereby updated and amended to reflect that as of December 31, 2008, David Lerner Associates, Inc. (“DLA”) has replaced SSH Securities, Inc. as the Fund Distributor. All references to the distributor from December 31, 2008 forward shall be deemed to refer and relate to DLA.

DAVID LERNER ASSOCIATES, INC.

By:	/s/ David Lerner
David Lerner, President

Date:	7/25/11

Addendum to Distribution Plan of Spirit of America High-Yield Tax Free Bond Fund

The Distribution Plan of Spirit of America High-Yield Tax Free Bond Fund, dated February 27, 2008, is hereby updated and amended to reflect that as of December 31, 2008, David Lerner Associates, Inc. (“DLA”) has replaced SSH Securities, Inc. as the Fund Distributor. All references to the distributor from December 31, 2008 forward shall be deemed to refer and relate to DLA.

DAVID LERNER ASSOCIATES, INC.

By:	/s/ David Lerner
David Lerner, President

Date:	7/25/11